Exhibit 99

Healthcare Conference JPMorgan January 12, 2004 Les C. Vinney, STERIS President and CEO

2 Investors are after results may differ materially. Some of the factors which could cause actual results to materially differ from those anticipated by the forward-looking statements are set forth in the Company’s latest SEC Filings on Forms 10-K and Further, these forward-looking statements speak only as of this date January 12, 2004. We Forward-Looking Statements Except for historical information discussed, today’s presentation includes forward-looking statements that involve risks and uncertainties. cautioned that such statements are only predictions and that actual events or 10-Q and in its earnings release dated October 23, 2003. undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances today or to reflect the occurrence of unanticipated events.

3 STERIS Today Leader in Technologies to Control Infection and Contamination Positioned For Growth REORGANIZATION STERIS 2000 STERIS’s Path to Growth ACQUISITIONS STERIS 1995 INITIAL GROWTH 1987 Start up

4 72% 20% 8% HEALTHCARE ($697) LIFE SCIENCES ($195) STERIS ISOMEDIX SERVICES ($79) Sales by Business Segment Fiscal Year Ended March 31, 2003 (Dollars in millions)

• 5 • STERILIZATION) (CONTRACT • Control Production SERVICES Served Industrial Support Processing Infection SCIENCES and ISOMEDIX Industries Surgical Sterile Applied Pharmaceutical Research Defense • HEALTHCARE > > LIFE > > > STERIS • Key

Investment Considerations

• 7 • team stream management platform revenue operating positions credible dynamics leader recurring and and Considerations technology and competitive financial market A Diversified Strong Experienced Strong Improving • Investment > > > > >

8 Surface Cleaning Chemistries Make STERIS a leader Washing Systems Delivered through capital equipment chemistries and services… Skin Care Sterilization ® A Technology Leader Broad based technologies… VHP Steam Sterilization EtO Sterilization Peracetic Acid Sterilization Gamma

9 and Services… for a variety solution a custom Diversified and Recurring Revenue Stream Consumables… 52% of fiscal 2003 revenues were higher margin, recurring consumables and services STERIS has the unique ability to offer of customers, industries and geographies Capital equipment drives…

• 10 • U.S. variety to a products technology biopharmaceutical technologies, to solutions support medical to control custom for facilities surgical chemistries infection offer to and sterilization and production of world industries range the capability and Positions sterilization contract other equipment in of in and of research broadest services unique the the facilities for and Competitive supplier position supplier has has industries Leading healthcare Leading manufacturers Leading companies STERIS products STERIS of • Strong > > > >

• 11 • years three last the execute within new organizations to Team ability larger proven from management a of come have 75% All All • Management > >

• 12 • Platform • growth • Operating earnings and and • flow revenue debt cash Financial of free operations level Strong Consistent Low Strong Efficient A > > >

• 13 • and upgrading services and manufacturing expansion to driving growing healthcare is is for leading demand is production control hospitals drug facilities infection Dynamics driving by in of is spending research Market population investment and awareness facilities capacity Aging pharmaceuticals Increased of Ongoing Global • Improving > > >

Strategic Direction

15 INTERNAL Strategic Actions to Drive Growth and Financials Earnings Power Sources of Growth EXTERNAL Improving market dynamics and growing awareness of the need for infection control

• 16 • to geography continuing and by market stream service, revenues • Strategy revenue channel technologies our product, recurring our new technologies internationally • Growth Enhance by our diversify Increase Leverage Introduce Adapt Expand • Our > > > >

• 17 • proprietary base associated installed an Sciences have Life own will in our in opportunity service products chemistries Revenues opportunity consumable grow equipment of Recurring revenue penetration Capture Aggressively capital Increase Large > New consumable Greater • > >

• 18 • RTU concentrate risk Sciences • Solution Life • replace transfer in One to and contamination offering • New and •—designed dilution steps chemistry Sciences chemistry require cost Life that processing labor STERIS’s • in • Ready-to-Use chemistries Eliminates Reduces Expands • Chemistry > > >

• 19 • Healthcare • in hospital acquisitions U.S. people 1,000 alliances, Channel every 250 of of Our in force force products, Presence Sales Service New • Leverage > > >

• 20 • sterilization support new 2004 and surgical uses fiscal and in industries product control million effort new new $30 for into offering infection development projects processing general • Technologies approximate advancement for to product include technology sterile products New new focus Decontamination ® new spending of VHP Prion Segmented Key • Introduce R&D Focused Areas technologies > > > • > >

• 21 • System • flexible Processing Australia for system suite consumable and simultaneously GI • Endoscope in • Canada submission disinfection needs proprietary Europe in (k) level Suite in instruments and Reliance 510 GI market—sale pending FDA high in two key capital for first Product for process New Available Registration Ready STERIS’ endoscopes Can Addresses Integrated • > > > > >

22 POSSIBILITIES Medical Device Sterilization FUTURE Transportation Hotel and building decontamination Food and beverage packaging Our Technologies applications for biological Adapt CURRENT Exploring new applications related to Anthrax contamination Joint research on defense and chemical warfare Joint research in space applications

• 23 • processing expertise buildings mail SA32 and contaminated Application building equipment anthrax • Key • Department technology, treating State for Technologies of proprietary process Our STERIS validated Decontamination facility. Used First • Adapt > >

• 24 • to strategic equivalent European play technologies key to is size on Market U.S. Focused markets Acquisitions role Leading-edge • > > • Opportunities Acquisition States • Hamo United 77% International 23% • Expansion including GEOGRAPHY • 2004, BY Fiscal MIX • International Quarter REVENUE • Second

• 25 • positions market stream strong revenue execute can with recurring dynamics that leader team and market flexibility technology Management future A Diversified Improving Financial Bright • Summary > > > > >